CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)	3 Months Ended
Mar. 31, 2024 USD ($) $ / shares shares
Operating expenses:
General and administrative expenses	$ 1,110,229
Research and development expenses	875,342
Depreciation and amortization	8,119
Total operating expenses	1,993,690
Loss from operations	(1,993,690)
Other income (expense):
Change in fair value of derivative liabilities	(541,639)
Change in fair value of warrant liabilities	(13,043,192)
Interest expense	(2,872,951)
Other income	14,019
Total other income (expense):	(16,443,763)
Loss before income taxes	(18,437,453)
Net loss	$ (18,437,453)
Net loss per share/unit:
Basic (in dollars per share) | $ / shares	$ (0.09)
Diluted (in dollars per share) | $ / shares	$ (0.09)
Weighted average number of shares/units:
Basic (in shares) | shares	220,025,101
Diluted (in shares) | shares	220,025,101